Investment Update 1Q 2020 Investments & Capital Update As of March 31, 2020

Forward Looking Statements The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. Certain information contained herein and certain oral statements made in reference thereto may be “forward-looking” in nature. Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties. Statements such as “guidance”, “expect”, “anticipate”, “believe”, “goal”, “objective”, “target”, “may”, “should”, “estimate”, “projects” or similar words as well as specific projections of future results qualify as forward-looking statements. Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements include, but are not limited to, the effects of the COVID-19 virus on economic conditions and the financial markets and the resulting effect on American Equity Investment Life Holding Company’s (“AEL”) investment portfolio, expected future operating results, liquidity and capital resources. Resiliency analysis and stress testing include methodologies, estimates, models and assumptions, the actual results of which could vary from those contained herein impacting the performance of our investment portfolio. For a discussion of the other risks and uncertainties related to AEL’s forward-looking statements, see the company’s annual report on Form 10-K for the year-ended December 31, 2019 and its other filings, which can be found on the SEC’s website www.sec.gov. Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements. There can be no assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations. Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf. Disclaimer This presentation does not constitute an offer to sell, or the solicitation of any offer to buy, any security of AEL. Information contained herein may include information respecting prior performance of AEL. Information respecting prior performance, while a useful tool, is not necessarily indicative of actual results to be achieved in the future, which is dependent upon many factors, many of which are beyond AEL’s control. The information contained herein is not a guarantee of future performance by AEL, and actual outcomes and results may differ materially from any historic or projected resiliency analysis, stress testing, or financial results indicated herein. Certain financial information is based on estimates of management. These estimates, which are based on the reasonable expectations of management, are subject to change and there can be no assurance that they will prove to be correct, particularly because of the heightened uncertainty in the global financial markets and on our business from the effects of the spread of the COVID-19 virus. The information contained herein does not purport to be all-inclusive or contain all information that an evaluator may require in order to properly evaluate the business, prospects or value of AEL. AEL does not have any obligation to update this presentation and the information may change without notice. Certain of the information used in this presentation was obtained from third parties or public sources. No representation or warranty, express or implied, is made or given by or on behalf of AEL or any other party as to the accuracy, completeness or fairness of such information, and no responsibility or liability is accepted for any such information. This document is not intended to be, nor should it be construed or used as, financial, legal, tax, insurance or investment advice. There can be no assurance that AEL will achieve its objectives. Past performance is not indicative of future results. All information is as of the dates indicated herein. 2

Conservative High Quality Investment Portfolio Sector Allocation Credit Quality $52 Billion Investment Portfolio Other 2% CMBS 10% Mortgage Residential MBS Loans 7% NAIC 1 3% Corporates 58% Cash & NAIC 2 58% Equivalents 40% 3% Government and related 8% CLO 9% NAIC 3 and below 2% • Well-diversified by sector and issuer • High-quality investment portfolio • Traditional corporate credit & structured • 98% NAIC 2 (BBB) or better securities • 58% NAIC 1 (A or better) • Highly liquid (11% cash & equivalents and • A- average credit quality Govt & related) 3

Corporate Credit Overview Sector Allocation Credit Quality $28.9B or 58% of Invested Assets Brokerage/Asset Natural Gas, 2% B & Below Managers/Exchanges, 0% 2% Other, BB AAA Owned, No Guarantee, 2% AA 4% BBB- 9% 2% 3% 8% Consumer, Non- Cyclical, 13% Transportation, 5% REITs, 5% Capital Goods, 9% BBB 22% Communications, 5% Energy, 9% A 37% Banking, 5% Insurance, 8% Technology 6% Basics, 6% BBB+ Consumer Electric, 10% 20% Cyclical, 7% • Substantial net unrealized gains of $1.2B as • Exceptional credit quality supported by 98% of March 31, 2020 investment grade securities • Disciplined credit review process • Average corporate portfolio credit rating of A- • Broadly diversified across credit sectors • BBB- represent only 9% of corporate holdings 4

Corporate Credit: Energy Overview Composition by Sub-Sector $2.5B or 4.8% of Invested Assets • Low risk sub-sectors include midstream, integrated majors and refiners (68% of position or $1.7B) Oil Field • Midstream: Supported by stable, long term Services, 15% contracts and cost competitive, difficult to replace assets • Integrated Majors & Refiners: business model has lower risks of margin sensitivity Midstream, and cash flow volatility Independent, 16% 45% • Elevated risk in sub-sector of Oil Field Service: Oil Drillers $56M diversified across 7 issuers Refining, • Impaired by $68m over past few quarters 6% • Average carrying value of 45 cents on the dollar (of par) Integrated, 18% 5

Corporate Credit: Retail/Lodging & Leisure Retail Lodging & Leisure $862M or 1.7% of Invested Assets Royal Carribean Dept Stores/ Retail - 10% Tier 3, 16% Marriott 21% Examples Nordstrom Kohls Brand/ Big Box - Macy Tier 1, 54% Carnival Corp 16% Consumer Discretionary - Tier 2, Hyatt Hotels 7% 30% Examples Nike Tampa Bay Arena Examples Walmart 4% Family Dollar Costco Walgreens Target Int'l Speedway 8% O'Reilly Auto Parts Lowes Advanced Auto Home Depot Ross Stores Amazon Clark County LV Stadium 35% • Retail represents $718M or 1.4% of invested • Lodging and Leisure represents $144M or 0.3% of assets invested assets • Predominantly focused on strong retail • Seven holdings in total brands and e-commerce enabled credits • Multiple credits have recently placed debt and/or equity offerings indicating access to capital markets 6

Corporate Credit: Aircraft/Lessors/Commercial Aerospace NAIC Ratings By Exposure Type $574M or 1.1% of Invested Assets NAIC 3 6% Commercial Aerospace 44% Airline NAIC 2 NAIC 1 38% 56% EETC’s* 56% *Enhanced Equipment Trust Certificates • Airline EETC’s collateralized by relatively young narrow and wide-body aircraft • No unsecured exposure to airlines • Commercial aerospace exposures reside with critical aircraft and engine manufacturers 7

CLO Overview Ratings Profile Structural Enhancements $4.8B or 9% of Invested Assets • All positions are CLO vintage 3.0 (post Great AA BB Financial Crisis – “GFC”); superior structure design 4% 8% • Limits non-loan collateral (No structured or HY bonds) A • Shorter cash reinvestment period 33% • Higher first lien loan requirements BBB • Higher par coverage support/ subordination across all 55% tranches pre versus post crisis: • AAA : 24% to 35+% • AA: 19% to 24% • A : 13% to 19% • BBB: 9% to 13% • All rated by either Moody’s or S&P • 98% First Lien • 97% Broadly syndicated loans 8

CLO: Well Diversified Underlying Collateral Well Diversified Underlying Collateral Top 10 industries represent approximately 73% of the portfolio with low exposure to COVID-19 sectors Below-average exposure to several industries most vulnerable to COVID-19 shock 9

CLO: Manager Selection & Diversification AEL approved managers experienced defaults 64% below the market from 1999-2017 Default Performance 12% 10% 8% 6% 4% 2% 0% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 *Credit Suisse Leveraged Loan Default Rate AEL Approved Managers Market* • Approximately 130 active US CLO managers, AEL’s selected managers are in the top 1/3 in default performance 10

CLO: Collateral Composition Moody’s Facility Rating 40% 35% 30% 25% 20% 15% 10% 5% 0% Baa2 Baa3 Ba1 Ba2 Ba3 B1 B2 B3 Caa1 Caa2 Caa3 Ca C NR Source: JP Morgan as of 4/13/2020 American Equity JP Morgan Loan Index • AEL maintains an up-in-quality collateral bias 11

CLO: Resiliency Analysis No expected permanent credit losses in a more severe peak default scenario than the GFC • No modeled permanent credit loss CLO Portfolio Peak Annual Minimum Book Value even if peak defaults are 25% higher Scenario Impairment % Default Rate Recovery Rate Loss than GFC (9.6% default with ~40% Great Financial Crisis (GFC) 0.0% 9.6% 43.2% $0 recoveries) 110% of GFC with depressed recoveries 0.0% 10.6% 38.2% $0 • No modeled loss to the rated BBB or 125% of GFC 0.0% 12.0% 43.2% $0 higher even if peak defaults are 75% 175% of GFC BBB 0.0% 16.8% 43.2% $0 higher than GFC (16.8% peak annual BB 100.0% 16.8% 43.2% $389M defaults) Great Financial Crisis - Defaults* Great Financial Crisis - Recoveries* 12% 80% 10% 60% 8% 40% 6% 20% 4% 2% 0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Market Recovery Rate Market Default Rate 125% Market Default Rate *Source: Credit Suisse Leveraged Loans Index 12

Non-Agency CMBS Overview $5.1B or 9.8% of Invested Assets Property Type Ratings Distribution Securitization Type BB 0% BBB Other 8% Conduit A 75% Industrial 4% 15% 38% AAA Retail 35% 13% Multi-Family 10% Lodging 10% Single Asset AA Single Borrower 41% Office 25% (SASB) Agency - Non- 23% Guaranteed 2% • All fixed rate transactions issued after the GFC • Average credit quality – A+ • Diversified portfolio: 13,823 loans on 23,390 properties 13

Non-Agency CMBS: Single Asset Single Borrower (SASB) SASB Office: $493 Million . Gateway Markets . Strong Demographics . High Quality Tenants . Institutional Ownership LTV: 50.9% DSCR: 2.29x Viacom/CBS Headquarters Time Square Google Office Campus Madison Avenue – Jeffries Global HQ Manhattan - Colgate Palmolive Global HQ SASB Retail: $517 Million . Strong Demographics . High Inline Sales . Institutional Ownership LTV: 55.7% DSCR: 2.40x Mall of America Queens Center, Brooklyn NY Mall Willowbrook Mall, 20 miles West of Midtown Fashion Show Mall - Vegas Green Street rates malls on a scale from A++ (highest) to C- (lowest) 14

Non-Agency CMBS: Lodging & Retail Lodging: $529 Million Retail: $1.7 Billion Drug Store 3% Single Tenant Extended Stay 7% 17% Urban / Street Retail Full Service 10% Mall 41% 43% Community Shopping/Power Center * Limited Service 18% 42% Neighborhood / Convenience Centers 19% LTV: 62.8% DSCR: 2.01x LTV: 60.6% DSCR: 1.97x * includes Outlet and Lifestyle Centers • No exposure to single-asset lodging • Diversified exposure to retail assets or hotel deals • Nearly 60% of the mall exposure is within • Diversified consumer price point and Single Asset Single Borrower (SASB) lodging type transactions on traditionally high-quality, top-tier malls 15

Non-Agency CMBS: Disciplined Investment Process Lower refinancing risks in 2020-2021 and low exposure to interest-only vintages Lower Exposure to Issuance Years with Higher Interest Only Levels CMBS Principal Paydown Schedule 25.0% 100% 91% $1,200,000,000 83% 90% 78% 20.0% 75% 80% $1,000,000,000 67% 67% 64% 70% $800,000,000 15.0% 60% Market Conduit 50% - AEL Allocation 50% $600,000,000 34% 10.0% Total Interest Only 40% $400,000,000 25% 30% 5.0% 13% 20% $200,000,000 AEL allocation by Issuance Year Issuance by allocation AEL 10% 0.0% 0% $- 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030+ Avg Interest Only Exposure Only Interest Avg * Total Interest Only includes full term and partial term IO loans As underwriting quality weakened in conduit Less than $200 million in CMBS paydowns by lending standards, AEL reduced its purchases in year end 2021 will allow more time for a market new issue securitizations recovery before loan maturities begin 16

CMBS: Higher Credit Enhancements Credit Enhancement: American Equity Conduit CMBS vs Universe Average 30.00 AEL Universe 25.00 20.00 15.00 10.00 5.00 0.00 AAA AA A BBB BB • AEL has higher credit enhancement • A disciplined investment process is across all rating categories demonstrated through stronger collateral performance 17

Non-Agency CMBS: Resiliency Analysis Minimal expected losses • Modeled life time losses - 0.9 -1.2% of holdings Conduit American Equity Conduit • Under the GFC scenario with 50% loss severity- Universe Portfolio $46m of loss % of Trust Trust Impairment CMBS • Additional severe stress for retail & lodging Scenario Losses Losses Estimate Portfolio Great Financial Crisis sectors to represent COVID-19 situation, 8.91% 8.47% 46,454,707 0.89% produces an incremental $14m loss (total: $60m) Default w/ 50% Severity Covid Stress (Retail & • Severe stress to underlying Lodging and Retail Lodging) / Great Financial 9.44% 8.89% 60,280,455 1.16% property cash flows, declining by 60% and 30% Crisis with 50% Severity for respectively, with recovery over 18+ months others Great Financial Crisis* - Default Curve COVID-19 Stress Curves Steep declines in NCF followed by 18 Month Recovery 10.00% 120% 9.00% 100% 8.00% 95% 7.00% 80% 6.00% 37% Cumulative Defaults 50% Loss Severity 5.00% 60% 4.00% Hotel - 60% NCF Decline 40% 3.00% Retail - 30% NCF Decline 2.00% 20% 1.00% Annual RealizedAnnual Default Rate 0% 0.00% % Change of Net Cash Flow (NCF) 0 1 2 3 4 1 2 3 4 5 6 7 8 9 10 11+ Years post NCF decline Years * Performance based on actual realized defaults from the cohort of conduit CMBS issued during 2007. This cohort recorded the highest level of defaults. 18

Commercial Mortgage Loan Overview Property Type NAIC Ratings $3.6B or 6.9% of Invested Assets Multi-Family Properties 26% Office/Medical CM2 Office 8% 19% Self Industrial/Warehouse Storage, 26% MHP, AG 6% CM1 81% Strip Retail 29% Grocery Anchored Retail 5% • 793 first mortgage loans, average loan size • Geographically well-diversified $4.3 million • Undervalued portfolio strength, only 8% in office • Weighted average portfolio: 59% LTV and 1.87x portfolio DSC ratio • Retail concentration down from 39% to 34% over last 3 years • Per NAIC CM ratings: 81% rated CM1 and 19% rated CM2 • No exposure to hotels, malls or leisure-related • Per internal ratings: 95% of portfolio rated 1 or properties 2 on a scale of 1 to 5 with 1 being highest 19

Commercial Mortgage Loan: Portfolio Performance Historical Losses $18,000,000 $16,000,000 .59% .49% $14,000,000 $12,000,000 .37% $10,000,000 .37% $8,000,000 $6,000,000 .20% .16% $4,000,000 .08% .05% $2,000,000 .03% $- • Cumulative losses over 20-year - less than $70 million • Peak loss in any one year following the GFC : $15 million or 59 basis points • Proven process for strong underwriting and risk management 20

Commercial Mortgage Loan: Resiliency Analysis Strip Retail with Anchor Universe: • 269 loans totaling $1.07B • Average loan size of $4M, weighted average LTV 60% • Weighted average DSC ratio of 1.79x • 47% of strip retail rated 1 and 51% rated 2, per internal rating system Stress Scenario definition: • Decreasing all retail properties revenues (net operating income) immediately by 30% flat (no recovery in the year) Result: Highlights “most exposed” loans without indicating any imminent permanent credit loss • 58 loans with an aggregate balance of $238M - DSC ratio of less than 1.0x • Indicates areas of potentially heightened exposure which may require borrower assistance or reworking of loan terms (no immediate permanent credit loss expectation) • If we applied a 7% cap rate to this stressed NOI - 15 loans totaling $113 million would have both a DSC ratio of less than 1.0x and over 100% LTV, with a combined collateral shortfall of $12 million 21

Capital Sensitivity to Adverse Recessionary Scenario 12-18 month economic recession consistent with the Federal Reserve CCAR stress test March 31, 2020 Pro Forma Estimated Risk- Based Capital (RBC) Ratio 396% Modeled Credit Losses ~ 25% Modeled Ratings Migration ~ 50% Net Risk-Based Capital Ratio1 ~ 320% 1. Excludes retained earnings or other management actions over the modeled period 22